UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 10, 2023, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) and Evolution Malta Limited (the “Licensee”) entered into an Amended and Restated Agreement (the “Agreement”) pursuant to which the Company, as successor in interest by merger with Progressive Games Partners, LLC, and the Licensee are parties to an agreement dated June 2, 2015, for the provision of licenses for certain online gaming solutions (the “2015 Agreement”). The Agreement memorializes the agreement of the Licensee and the Company that the 2015 Agreement is extended for the period commencing on April 1, 2023, through to March 31, 2033, and makes certain other amendments to the 2015 Agreement.

The Agreement contains definitions, representations and warranties, and terms that are customary in licensing agreements.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 hereto.

Item 7.01. Regulation FD Disclosure

On April 15, 2023, the Company issued a press release announcing the Company's entry into the Agreement with Licensee. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Online Games License Agreement
99.1	Galaxy Gaming, Inc. Press Release dated May 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2023

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer